June 30, 2013

W. Pierce Carson

Santa Fe Gold (Barbados) Corporation 6100 Uptown Blvd., N.E., Suite 600 Albuquerque, New Mexico 87110

WAIVER OF DEFAULT LETTER

Re:	Senior Secured Gold Stream Credit Agreement dated December 23, 2011 (as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”) entered into by and among Santa Fe Gold (Barbados) Corporation (the “Borrower”), Santa Fe Gold Corporation (“Santa Fe”), Lordsburg Mining Company (“Lordsburg”), Azco Mica Inc. (“Azco”) and Waterton Global Value, L.P. (the “Lender” and collectively with the Borrower, Santa Fe, Lordsburg and Azco, the “parties”).

Dear Mr. Carson:

Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to each such term in the Credit Agreement.

DEFAULT AND WAIVER

In contravention of section 4.1 of the Credit Agreement, the Borrower failed to deliver to the Lender the Monthly Repayment Ounces for the February 28, 2013, March 31, 2013, April 30, 2013, May 31, 2013 and June 30, 2013 Repayment Dates and related Interest Payment Amounts for the May 31, 2013 and June 30, 2013 Interest Payment Dates (collectively, the “Non-Payment”). The Non-Payment constitutes an Event of Default pursuant to subsection 10.1 (a) of the Credit Agreement.

The Lender hereby agrees to waive (the “Waiver”) the Defaults and Events of Default that currently exists and may exist or arise as a direct result of the Non-Payment subject to the representations, warranties, covenants and conditions set forth in this Waiver (collectively, the “Conditions”) being satisfied, fulfilled or otherwise met to the full satisfaction of the Lender.

THE CONDITIONS

As good and valuable consideration to the provision by the Lender of this Waiver, Santa Fe hereby agrees, represents, warrants and covenants to irrevocably sell, convey, assign and transfer to the Lender on the date hereof, all of its rights, title and interest in the accounts receivable set forth in Schedule “A” hereto (the “Receivables”).

Santa Fe further represents, warrants and covenants to the Lender, acknowledging and confirming that the Lender is relying on the information herein provided by Santa Fe without independent or further inquiry:

(a)	that Santa Fe is the legal and beneficial owner of the Receivables;

(b)

that except as granted in favour of the Lender under the Credit Documents, there are no mortgages, charges, liens, security interests, trusts or other encumbrances, tracing or equitable rights which currently affect or may in the future affect the Receivables;

(c)

that the Receivables are an existing, enforceable and undisputed obligation of each applicable counterparty of Santa Fe and no such counterparty has any right of set-off or counterclaim that may reduce, affect or extinguish the amount of the Receivables or adversely affect the collection thereof;

(d)	that no reservation of title in favour of any third party applies to or exists for any of the goods sold or supplied by Santa Fe and to which the Receivables relate; and

(e)

that the information provided by Santa Fe to the Lender with respect to the Receivables, including but not limited to the information set forth hereto in Schedule “A”, is accurate and correct in all respects.

The Lender hereby reserves the right to revoke this Waiver at any time and from time to time and note the Credit Parties in Default of the Credit Agreement if, without limitation, (a) the Conditions are not met to the Lender’s full satisfaction; or (b) any representations or warranties made or deemed to be made by Santa Fe in this Waiver shall prove to have been incorrect in any material respect when made or deemed to be made. For the avoidance of doubt, the termination or revocation of this Waiver will in no manner affect, modify or revoke the sale, conveyance, assignment and transfer to the Lender by the Credit Parties of the Receivables and the Lender shall continue to hold, following the date of any termination of this Waiver, good, legal and valid title thereto.

MISCELLANEOUS

The Waiver as expressly set forth herein is (a) of limited application only, waiving the Defaults and Events of Default resulting exclusively from the Non-Payment; and (b) without prejudice to any rights the Lender may have under the Credit Agreement and each of the other Credit Documents.

The Lender may terminate the Waiver at any time. Upon the termination of the Waiver, the Lender may immediately exercise any of the rights, remedies, claims and actions available to it under the Credit Agreement, each of the other Credit Documents, Applicable Law and equity.

Except as expressly set forth herein, (a) no failure on the part of the Lender to exercise, and no delay in exercising, any right under the Credit Agreement or any of the other Credit Documents, shall operate as a waiver of such right; and (b) the Credit Agreement and each of the other Credit Documents shall continue in full force and effect, unamended.

This letter and all other Instruments and documents executed and delivered in connection herewith shall be a Credit Document for the purposes of the Credit Agreement.

This letter shall be binding upon each of the parties to this letter and each of their authorized and respective successors and assigns.

Each of the Credit Parties shall, at their own expense, execute, acknowledge and deliver to the Lender such other and further documents and Instruments and do or cause to be done such other acts as the Lender reasonably determines to be necessary or desirable to effect the intent of the parties to this Waiver (including but not limited to the irrevocable transfer to the Lender of the Receivables) or otherwise to protect and preserve the interests of the Lender hereunder and under the Credit Documents, promptly upon request of the Lender.

This letter shall be construed in accordance with, and governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as an Ontario contract. The parties hereby irrevocably attorn to the non-exclusive jurisdiction of the Courts of the Province of Ontario in the city of Toronto. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this letter in any Court of the Province of Ontario. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any forum nonconveniens defence to the maintenance of such action or proceeding in any such court.

THE CREDIT PARTIES SHALL NOT DISSIPATE, DIVERT, CONVERT OR
FRAUDULENTLY TRANSFER THE COLLATERAL OR TAKE ANY OTHER ACTION
CONCERNING THE COLLATERAL WITHOUT THE PRIOR WRITTEN CONSENT OF THE
LENDER.

This letter may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single document. Delivery of an executed signature page to this letter by facsimile transmission (including email) shall be as effective as delivery of a manually signed counterpart of this letter.

If the above terms are satisfactory to you, please so indicate by signing and returning a signed copy of this letter to us at your earliest convenience.

Yours Truly,

/s/ D. A. Ryan

WATERTON GLOBAL VALUE, L.P.,
BY ITS INVESTMENT MANAGER,
ALTITUDE MANAGEMENT LIMITED

WE ACKNOWLEDGE AND ACCEPT THE TERMS AND CONDITIONS OF THIS WAIVER OF DEFAULT LETTER ON JUNE 30, 2013 WHICH ACCEPTANCE IS EFFECTIVE AS OF THE DATE FIRST ABOVE WRITTEN.

SANTA FE GOLD CORPORATION

Per: /s/ W. Pierce Carson
Name: W. Pierce Carson
Title: President

I have authority to bind the Corporation.

SANTA FE GOLD (BARBADOS) CORPORATION

Per: /s/ W. Pierce Carson
Name: W. Pierce Carson
Title: President

I have authority to bind the Corporation.

LORDBURG MINING COMPANY

Per: /s/ W. Pierce Carson
Name: W. Pierce Carson
Title: President

I have authority to bind the Corporation.

AZCO MICA INC.

Per: /s/ W. Pierce Carson
Name: W. Pierce Carson
Title: President

I have authority to bind the Corporation.

SCHEDULE “A”

RECEIVABLES

						Aggregate Amount
Relevant Agreement &						to be Received
Counterparty Details:		Provisional Payment		Final Payment		from Counterparty
Customer	Invoice #	Amount	Date	Amount	Date
Aurubis	1165	N/A	N/A	$95,249.33	07/15/13	$95,249.33
LS Nikko	1169	N/A	N/A	$68,481.88	07/15/13	$68,481.88
Asarco	1173	N/A	N/A	$12,163.47	07/15/13	$12,163.47
Asarco	1176	N/A	N/A	$(32,629.22)	07/15/13	$(32,629.22)
Aurubis	1178	N/A	N/A	$64,726.55	08/10/13	$64,726.55
Asarco	1179	N/A	N/A	$8,208.86	07/15/13	$8,208.86
Freeport	1180	N/A	N/A	$176,850.71	07/15/13	$176,850.71
LS Nikko	1181	N/A	N/A	$16,923.40	08/10/13	$16,923.40
Asarco	1182	$37,320.71	07/15/13	$4,146.75	08/10/13	$41,467.46
Freeport	1183	N/A	N/A	$109,370.89	08/15/13	$109,370.89
Aurubis	1184	$249,235.36	09/10/13	$62,308.83	10/15/13	$311,544.19
Freeport	1185	N/A	N/A	$183,895.42	09/15/13	$183,895.42
Asarco	1186	$97,884.05	08/10/13	$39,236.54	09/10/13	$137,120.59
Total						$1,193,373.53

NOTE:

Invoices are still subject to final assay exchange and price settlement.